UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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Definitive Proxy Statement

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AerSale Corporation

(Name of Registrant as Specified in its Charter)

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Your **Vote** Counts!

AERSALE CORPORATION

2022 Annual Meeting
Vote by June 14, 2022
11:59 PM ET



AERSALE CORPORATION
255 ALHAMBRA CIRCLE, SUITE 435
CORAL GABLES, FLORIDA 33134

D84423-P71045

You invested in AERSALE CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 15, 2022.**

Get informed before you vote

You may view the Form 10-K and Proxy Statement and Notice of Annual Meeting of Stockholders online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by making a request prior to June 1, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 toll-free or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. There is NO charge for requesting a copy.

For complete information and to vote, visit **www.ProxyVote.com**

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Vote Virtually during the Meeting*

Date: June 15, 2022
Time: 10:00 a.m. Eastern Time

Meeting to be held virtually at:
www.virtualshareholdermeeting.com/ASLE2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

You cannot use this notice to vote these shares. This is only an overview of the proposals being presented at the upcoming stockholder meeting. You may view more complete proxy materials online at www.ProxyVote.com or request a paper copy (see reverse side). Please follow the instructions on the reverse side to access and review all of the important information contained in the proxy materials before you vote.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 1a. Nicolas Finazzo	For
1b. Robert B. Nichols	For
1c. Sai S. Devabhaktuni	For
1d. General C. Robert Kehler	For
1e. Michael Kirton	For
1f. Peter Nolan	For
1g. Jonathan Seiffer	For
1h. Richard J. Townsend	For
1i. Eric J. Zahler	For
2. Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm.	For

NOTE: Such other business as may properly come before the meeting or any continuation, adjournment or postponement thereof.

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D84424-P71045